As filed with the Securities and Exchange Commission on January 13, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2017

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. Financial Statements and Exhibits.

The Current Report on Form 8-K is to incorporate by reference the exhibits listed below into Bank of America Corporation’s shelf registration statement on Form S-3 (File No. 333-202354)(as amended, the “Registration Statement”).

(d) Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Distribution Agreement dated January 13, 2017 between Bank of America Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated with respect to the offering of the Medium-Term Notes, Series M

4.1	Seventh Supplemental Indenture dated as of January 13, 2017 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Indenture dated as of January 1, 1995 for senior debt securities, as supplemented

4.2	Form of Global Senior Medium-Term Note, Series M

4.3	Form of Master Global Senior Medium-Term Note, Series M

4.4	Form of Global Subordinated Medium-Term Note, Series M

5.1	Opinion of McGuireWoods LLP as to the legality of the Notes

23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr. Deputy General Counsel and Corporate Secretary

Dated: January 13, 2017

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Distribution Agreement dated January 13, 2017 between Bank of America Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated with respect to the offering of the Medium-Term Notes, Series M

4.1	Seventh Supplemental Indenture dated as of January 13, 2017 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Indenture dated as of January 1, 1995 for senior debt securities, as supplemented

4.2	Form of Global Senior Medium-Term Note, Series M

4.3	Form of Master Global Senior Medium-Term Note, Series M

4.4	Form of Global Subordinated Medium-Term Note, Series M

5.1	Opinion of McGuireWoods LLP as to the legality of the Notes

23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1)

4